EXHIBIT 10


                        SUN & SURF INC SPIN OFF AGREEMENT
                                WITH PREDECESSOR
                                  J ESPO'S INC.

                              ASSIGNMENT AGREEMENT

     In consideration of good and valuable consideration, receipt of which is hereby ackowledged between J Espo's Inc. and Sun & Surf Inc. on December 5, 2000, or such or extended time as JRE Inc. shall deem desirable. All assets, liabilities, an the on-going business operations of J Espo's Inc. Consultant and Future Franchise Divisions, wherever located and of every nature and description be and the same hereby are transferred and assigned to Sun & Surf Inc., a New York domestic business corporation, and as soon as practicable after the closing of an Agreement and Plan of Reorganization, and compliance with or exemption from applicable laws, rules, and regulations concerning the public issuance of securities, one share of common stock of Sun & Surf Inc., on a one to one basis, shall be issued to each and every shareholder of rcjcord of J Espo's Inc. as of December 18, 2000.


Dated:   East Hampton, New York
         December 05, 2000


                                             J Espo's Inc.

                                             By:  /s/  Jeffrey R. Esposito
                                                  ------------------------------
                                                  Jeffrey R. Esposito, President



ACCEPTED AND AGREED:

Sun & Surf Inc.

By:  /s/  Jeffrey R. Esposito
     --------------------------------
     Jeffrey R. Esposito, President

                                 Lease Agreement



Landlord:               Jeffrey R. Esposito

Tenant:                 Sun & Surf Inc.


Premises:               63 Halsey Street
                        Office Suite
                        Southampton, New York 11968


Terms:                  January 1, 2002 through December 31,2002


                                No Consideration




/s/  Jeffrey R Esposito
------------------------------------
Landlord
Jeffrey R. Esposito
December 29, 2001



/s/  Jeffrey R. Esposito
-----------------------------------
Tenant
Jeffrey R Esposito, President
Sun & Surf Inc.
December 29, 2001

                                   Signatures


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             /s/  Jeffrey R. Esposito
                                             -----------------------------------
                                                       (Registrant)

Date:   1/3/01                               By:  /s/  Jeffrey R. Esposito
                                                  ------------------------------
                                                        (Signature)